ORIGINAL FOR THE BANK

           THIRTEENTH AMENDMENT TO PURCHASE AGREEMENT

THIRTEENTH AMENDMENT (the "Thirteenth Amendment") to the PURCHASE AGREEMENT, dated as of April 22, 1988, to the FIRST AMENDMENT, dated as of July 22, 1988, to the SECOND AMENDMENT, dated as of April 11, 1989, to the THIRD AMENDMENT, dated as of August 20, 1990, to the FOURTH AMENDMENT, dated as of March 21, 1991, to the FIFTH AMENDMENT, dated as of September 17, 1992, to the SIXTH AMENDMENT, dated as of December 3, 1992 to the SEVENTH AMENDMENT, dated as of June 30, 1993, to the EIGHTH AMENDMENT, dated as of July 25, 1994, to the NINTH AMENDMENT dated as of August 8, 1994, to the TENTH AMENDMENT, dated as of March 17, 1995, to the ELEVENTH AMENDMENT dated as of September 27, 1995, to the TWELFTH AMENDMENT dated as of August 26, 1996, between SWISS BANK CORPORATION, Geneva Branch (the "Bank")and KEMET ELECTRONICS S.A. (the "Seller").

                           PREAMBLE:

WHEREAS, the Bank and the Seller are parties to the Purchase Agreement referred to above (the "Purchase Agreement") under which the Bank has agreed to purchase from the Seller and the Seller has agreed to sell to the Bank certain trade receivables subject to the terms and conditions therein set forth; and

WHEREAS, the Bank and the Seller desire to amend the Purchase
Agreement and the subsequent Amendments referred to above as follows:

     a.  to reduce the aggregate amount of the Purchased
Receivables; and
     b.  to extend the expiration date of the Purchase Agreement;
and
     c. to increase the margin over LIBOR applicable to the discount rate;

NOW THEREFORE, in consideration of the premises and the mutual agreements herein contained it is hereby agreed as follows:

     1) Clause 1 (a) of the Purchase Agreement is hereby amended by deleting the amount "USD 50'000'000.--(fifty million US Dollars)" which appears therein and substituting in lieu thereof the amount "USD 30'000'000.--(thirty million US Dollar) through June 1998 at which time it will be reduced to "USD 20'000'000.-- (twenty million US Dollars)" to finally expire in November 1998.

     2) Clause 1 (a) of the Purchase Agreement is hereby amended


                              -2-

by deleting "Unless extended by mutual consent of the Bank and the Seller given on or before July 31, 1997, this Agreement shall expire on September 30, 1997, by which date all the Purchase Receivables must be repaid to the Bank" which appears therein and substituting in lieu thereof "Unless extended by mutual consent of the Bank and the Seller given n or before September 30, 1998, this Agreement shall expire on November 30, 1998, by which date all Purchased Receivables must be repaid to the Bank".
     3) Clause 2 of the chase Agreement is hereby amended in the first paragraph by deleting "For each period commencing on the Closing Date on which the purchase of the receivables takes effect and ending on the next succeeding Closing Date (herein called the "Discount Period"), the Bank shall pay to the Seller the amount of the Purchased Receivables less an interest (herein called the "Discount") calculated at a rate per annum equal to 1/2 % above the LIBOR for the respective currency and duration as determined by the BANK two business days prior to the commencement of such Discount Period" which appears therein and substituting in lieu thereof "For each period commencing on the Closing Date on which the purchase of the receivables takes effect and ending on the next succeeding Closing Date (herein called the "Discount Period"), the Bank shall pay to the Seller the amount of the Purchased Receivables less an interest (herein called the "Discount") calculated at a rate per annum equal to 0,65% above the LIBOR for the respective currency and duration as determined by the Bank two business days prior to the commencement of such Discount Period".
The remaining two other paragraphs of this Clause 2 remain valid.

     4) This Thirteenth Amendment shall become effective on the date it is signed, with effect on December 9th, 1997.

     5) Except as expressly modified by the terms and conditions of this Amendment, the Purchase Agreement, the First, Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth Amendments shall continue to be and shallo remain in full force and effect.

     6) All terms used in this Thirteenth Amendment which are defined in the Purchase Agreement shall have their respective meanings set forth therein, unless otherwise indicated.











IN WITNESS WHEREOF, the parties have caused this Thirteenth
Amendment to be duly executed in two originals by the proper and duly authorized officers as of the day and year hereunder written..

Geneva, November 18, 1997



                     SWISS BANK CORPORATION

Geneva, .......................................



                     KEMET ELECTRONICS S.A.


  ...................................................